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                                                                  Exhibit 10(b)

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Heather Dzielak, Lawrence A. Samplatsky and Kelly D. Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Initial Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors to these Forms, filed with the Securities and Exchange Commission, under the Investment Company Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement as follows:

Variable Life Insurance Separate Accounts:
Lincoln Life Flexible Premium Variable Life Account D: 811-04592 Lincoln Life Flexible Premium Variable Life Account F: 811-05164 Lincoln Life Flexible Premium Variable Life Account G: 811-05585 Lincoln Life Flexible Premium Variable Life Account J: 811-08410 Lincoln Life Flexible Premium Variable Life Account K: 811-08412 Lincoln Life Flexible Premium Variable Life Account M: 811-08557 Lincoln Life Flexible Premium Variable Life Account R: 811-08579 Lincoln Life Flexible Premium Variable Life Account S: 811-09241 Lincoln Life Flexible Premium Variable Life Account Y: 811-21028

Variable Annuity Separate Accounts:
-----------------------------------
Lincoln National Variable Annuity Fund A: 811-01434
Lincoln National Variable Annuity Account C: 811-03214
Lincoln National Variable Annuity Account E: 811-04882
Lincoln National Variable Annuity Account H: 811-05721
Lincoln National Variable Annuity Account L: 811-07645
Lincoln Life Variable Annuity Account N: 811-08517
Lincoln Life Variable Annuity Account Q: 811-08569
Lincoln Life Variable Annuity Account T:  811-09855
Lincoln Life Variable Annuity Account W: 811-10231

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated:  June 13, 2006

Signature                               Title

/s/ Dennis Glass
______________________________          President and Director
Dennis Glass                            (Principal Executive Officer)

/s/ Frederick J. Crawford
______________________________          Chief Financial Officer and Director
Frederick J. Crawford                   (Principal Financial Officer)


______________________________          Senior Vice President and Director
Mark E. Konen

/s/ Barbara S. Kowalczyk
______________________________           Director
Barbara S. Kowalczyk


/s/ See Yeng Quek
______________________________           Senior Vice President and Director
See Yeng Quek


______________________________           Senior Vice President and Director
Westley V. Thompson



For Dennis Glass:

State of  Pennsylvania     )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For Frederick J. Crawford:

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 12th day of June, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For Mark E. Konen:

State of                   )
                           ) SS
County of                  )

Sworn and subscribed before me this ____ day
of        2006.


-----------------------------------
Notary Public
My Commission Expires:







For Barbara S. Kowalczyk:
------------------------

State of Pennsylvania      )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For See Yeng Quek:

State of  PA               )
                           ) SS
County of Philadelphia     )

Sworn and subscribed before me this 9th day of June, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: October 31, 2009

For Westley V. Thompson:
-----------------------

State of                   )
                           ) SS
County of                  )

Sworn and subscribed before me this ____ day
of             2006.

------------------------------------
Notary Public
My Commission Expires: